Exhibit 99.2

 InvestorPresentation  January 2021

 Important Disclosures  2  This Presentation (the "Presentation") is being furnished with respect to a potential acquisition (the "Potential Transaction”) by Thryv Holdings, Inc. and its subsidiaries and/or affiliates (“Thryv” or the "Company") of Sensis Pty Limited and its subsidiaries. This Presentation has been assembled by the management of the Company. The sole purpose of this Presentation is to provide background on the Company to potential investors. The Company expressly disclaims any liability to any recipient in connection with such information or any transaction with the Company, including the Potential Transaction. This Presentation includes certain forward-looking statements, including, without limitation, statements concerning the Potential Transaction, the conditions of our industry and our operations, performance, and financial condition, including, in particular, statements relating to our business, growth strategies, product development efforts, and future expenses. Forward-looking statements can be identified by words such as ‘‘anticipates,’’ ‘‘intends,’’ ‘‘plans,’’ ‘‘seeks,’’ ‘‘believes,’’ ‘‘estimates,’’ ‘‘expects,’’ and similar projections to future periods, or by the inclusion of forecasts or projections. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy, and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties and risks (some of which are beyond the Company’s control) and changes in circumstances or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Please see our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2020 and our subsequent reports filed with the U.S. Securities and Exchange Commission for further description of such uncertainties and risks. Except as required by law, we are under no obligation to, and expressly disclaim any obligation to, update or alter any forward-looking statements whether as a result of any such changes, new information, subsequent events or otherwise.Market data and industry information used throughout this Presentation are based on management’s knowledge of the industry and the good faith estimates of management. We also relied, to the extent available, upon management’s review of independent industry surveys and publications and other publicly available information prepared by a number of third party sources. All of the market data and industry information used in this Presentation involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Although we believe that these sources are reliable, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information. While we believe the information included in this presentation is generally reliable, such information, which is derived in part from management’s estimates and beliefs, is inherently uncertain and imprecise. Projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. These factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties. You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation to take (or refrain from taking) any particular action. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein.None of Wells Fargo Securities, LLC, the Company, their respective affiliates or respective employees, directors, officers, contractors, advisors, members, successors, representatives or agents makes any representation or warranty (expressed or implied) in respect of the accuracy, completeness or fair presentation of any information or any conclusion contained herein, and none shall have any liability for any such representations contained in, or for any omissions from, this Presentation or any other written or oral communications transmitted to the recipient in the course of its evaluation of the Company. The information contained in this Presentation should not be assumed to have been updated at any time subsequent to the date shown.This Presentation is not an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities of Thryv Holdings, Inc. or Sensis Pty Limited in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.In addition to financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), this Presentation contains non-GAAP financial measures including: adjusted EBITDA, adjusted EBITDA margin, and Free Cash Flow. The non-GAAP financial information is presented for supplemental informational purposes and is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Please refer to the Appendix for reconciliations of the non-GAAP financial measures used in this Presentation to the most comparable GAAP financial measures.We believe that these non-GAAP financial measures provide useful information about our financial performance, enhance the overall understanding of our past performance and future prospects and allow for greater transparency with respect to important metrics used by our management for financial and operational decision-making. We believe that these measures provide an additional tool for investors to use in comparing our core financial performance over multiple periods with other companies in our industry. However, it is important to note that the particular items we exclude from, or include in, our non-GAAP financial measures may differ from the items excluded from, or included in, similar non-GAAP financial measures used by other companies in the same industry.

 Management Team  3  Joe WalshCEO and President  Gordon HenryChief Strategy Officer  Paul Rouse Chief Financial Officer  KJ ChristopherAsst. VP - Investor Relations, Treasury & Tax

 4  Agenda  Key Investment Highlights  2  3  Financial Overview  4  Appendix  5  Thryv Snapshot  1  Transaction Overview

 5  Transaction Overview  1

Transaction Overview

- Thryv Holdings, Inc., **NASDAQ: THRY**, ("Thryv" or the "Company") is in discussions to acquire Sensis Pty Ltd, a leading Australian print and digital marketing services company ("Sensis" or the "Target"), for a purchase consideration of AU$ 260 million (Approx. US$ 195 million)[1]

- The Company is currently in discussions with various financing sources to fund the acquisition

- The Sensis acquisition would expand Thryv's international presence through the simple integration of a well-run, high-margin asset with a proven Australian management team

- Currently, the acquisition is anticipated to close in Q1'2021

©2021 Thryv Holdings, Inc. All rights reserved.

6

1. Based on AUD / USD exchange rate of 0.75; subject to customary purchase price adjustments

 7  Thryv Snapshot  2

Thryv – Leading SMB Marketing Solutions Provider

- Leading provider of local small and medium business ("SMB") marketing services and management software
- The Company's solutions include:
  - **Marketing Services**: lead generation tools comprising branded print yellow pages, digital directories and a portfolio of search-based marketing solutions
  - **SaaS**: Small business management software platform that offers an all-inclusive, flexible operating solution
- Thryv is a nationwide platform, and has one of the largest physical sales forces in the country with long-standing relationships in thousands of local communities

Thryv Standalone

$1.2bn LTM Revenue	$423mm LTM Adj. EBITDA [1]	35% LTM Adj. EBITDA Margin [1]
54% FCF conversion	~350,000 Clients	~1,150 Total Sales Related Employees [2]
48 States of operation	Dallas, TX HQ	~2,350 Employees [2]

LTM 9/30 Revenue by Business



Marketing Services
SaaS
Internet Yellow Pages 24%
Presence & Other Digital 8%
SEM 15%
Thryv Platform & Thryv Marketing 11%
Print Yellow Pages 42%

Coast-to-Coast Footprint



1. Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP measures. See reconciliation of Adjusted EBITDA to its most directly comparable GAAP measure in the Appendix
2. As of September 30, 2020

Note: FCF conversion is UFCF as a % of Adj. EBITDA

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©2021 Thryv Holdings, Inc. All rights reserved.

thryv

A Strong History Of Value Creation

yp
dex media
thryv

2013 Super Media / DexOne Merger	2014 – 2015 Management	2016 Dex Hub	2017 Acquisition
Merger formed one of the largest local marketing solutions companies. Geographic focus on the Northeast, Midwest, Mountain and West regions.	Current management joined Dex Media. Strategic focus on controlling variable costs and building digital marketing.	Launched DexHub (now called Thryv Platform) – a local business automation platform. Restructured balance sheet, emerged 1.5x levered.	Acquisition of YP Holdings. Acquisition created a nation-wide platform and unlocked hundreds in millions of dollars of cost synergies. YP Holdings substantially integrated with significant cost synergies realized within 18 months.

2018 – Present

thryv

Highly FCF generative business.
Thryv has generated over $1.2bn[1] in cumulative FCF from 2017 thru Q3 2020

Fully integrated acquisitions.

Built and grew SaaS products and services.
~40% CAGR over last 4 years

Current management team has led strong financial performance through business transition.

Publicly listed equity on the NASDAQ Capital Market on October 1, 2020.



Note: On July 15, 2019, DexYP announced corporate name change to Thryv Holdings, Inc.
1. Pro forma for acquisition of YP on June 30, 2017

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©2021 Thryv Holdings, Inc. All rights reserved.
thryv

Full Suite Of Marketing Solutions Today

Marketing Services



Print

LTM Revenue: $508mm (42% of total)

Clients: 285k

Paid placement in official telco-branded print yellow page directories tailored to each local market



Internet Yellow Pages (IYP)

LTM Revenue: $294mm (24% of total)

Clients: 145k

Subscription-based display ads and online local business listings services



Search Engine Marketing (SEM)

LTM Revenue: $184mm (15% of total)

Clients: 21k

Paid placement in search engine results



Presence/Other

LTM Revenue: $95mm (8% of total)

Clients: 42k

Online Listings Management, Websites, Display Ads and Search Engine Optimization (SEO), along with Video and other legacy digital products

SaaS

Revenue: $127mm (11% of total)
Clients: 44k

thryv

Platform

Small business management software platform that offers an all-inclusive, flexible operating solution thryv

Add-Ons

Add-ons such as integrated lead generation/management, SEO tools, and other services

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Note: LTM ending Q3 2020 net revenue and client counts. Clients may purchase multiple products and therefore be counted multiple times

©2021 Thryv Holdings, Inc. All rights reserved.

thryv

Sustained Demand For Yellow Pages

Overview

- Only national branded print directory provider in US
  - Officially branded with telecommunication providers
- Main products are display ads, in-column ads, listings and awareness (cover advertising)
- Current management has simplified the offering (reducing SKUs from 1,681 to 7), re-designed directories to be more appealing in each local market, and begun *long-lifing* the book to manage churn/margin
- Targeted delivery through US mail and 3rd party vendors
- Only player of scale provides:
  - Higher share of usage
  - Declining cost per lead
  - Improved retention
  - Higher share of spend

Key Highlights

- 1,786 active directories
- 50+ million in total distribution
- 190 pages on average per directory
- 285k print clients
- 3.8bn references, representing over 90% of industry total

Per Copy (9M 2020 Average)

Revenue	Cost	Profits
$9.43	$1.21	$8.22 (87%)



Customers predominantly sign 15 month contracts for ads in The Real Yellow Pages

©2021 Thryv Holdings, Inc. All rights reserved.

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Who Uses The Print Yellow Pages?

Typical Users

Targeted Distribution Strategy Reaches the Right Audience

- 55+ age demographic
- Suburban and more rural areas
- Single-family homeowners
- Motivated buyer / requires immediate services

Las Vegas Case Study



Local Business Search Preference by Age
100%
100%
100%
100%
7%
19%
39%
49%
20-34
35-49
50-64
65+
Phonebook
Internet



National Annual Estimated Household Maintenance Expenditure Per Person
$478
$1,128
$1,566
$2,190
Age: 20-34
Age: 35-49
Age: 50-64
Age: 65+

Source: 2018 LSA Local Media Tracking Study, National Results, Dec. 2018
1. An index of 100 respondents represents the average for the population. For example, based on the table above, Yellow Pages users are 15% more likely to be in the 55-64 age bracket

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©2021 Thryv Holdings, Inc. All rights reserved.

Why Companies Advertise In The Print Yellow Pages…

Key Verticals

Vertical	% Billings	% Clients
Building Contractors	12.0%	11.3%
Legal Services	7.3%	5.7%
Auto Repair & Service	4.8%	5.1%
Dentists	4.2%	4.2%
Materials, Equipment & Supplies	4.0%	3.2%
Physicians & Surgeons	3.6%	3.3%
Home Repair & Maintenance	3.6%	4.0%
Heating & Air Conditioning Contractors	2.9%	2.2%
Financial Services	2.8%	2.9%
Pet & Animal Services	2.6%	2.8%
All Other	52.2%	55.2%

Yellow Pages are Highly Relevant to Service Businesses

- Cater to consumers who are ready to spend money on a service
- Delivers coverage and purchase-ready audience at reasonable a price
- Strong marketing strategy should include Print Yellow Pages
  - Of those who reference an ad in the Print Yellow Pages and make a purchase, **32% are new customers** to that business
  - **72%** of consumers contact an advertiser after referencing the Print Yellow Pages. Of those, **87%** made a purchase or were likely to do so and **50%** made a purchase

Known and Quantifiable Results

- Thryv assigns unique phone number enabling tracking of leads generated from print
- Provides customers with quantifiable yield in ads
- Leads delivered by Print Yellow Pages ads are higher in quality
  - Consumers who call businesses from a Print Yellow Pages reference are ready to pay for a service, they are not browsing

	Print Only January 2019 – December 2019
Total Calls to Thryv Print Customers[1]	38,048,104
Cost Per Lead (CPL)	$28

Case Study: Local Franchises Tangible Results From The Real Yellow Pages

	Roto-Rooter	Aspen Dental	Total Transit
Calls Generated (12 Months Active)	116,253	184,904	13,072
CPL	$24.89	$24.97	$1.15

Source: Company Management
1. Total calls extrapolated based on 2019 print call tracking penetration at 12%

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©2021 Thryv Holdings, Inc. All rights reserved.

thryv

Internet Yellow Pages (IYP) Overview

Overview

- Owns and operates three branded web and mobile properties (**dexknows.com, superpages.com, and yp.com**)
  - Generates revenue by charging SMBs for advertisements and priority placements
  - ~35 million monthly visits
- Vast majority of visitors are accessed through Google, Yahoo, and other search engines
- Although all print customers get free placement on IYP, majority of clients (~60%) pay for priority placement and ads on IYP
- Extended Search Solutions (ESS) enables SMBs to buy ads on an extended network of over 50 directory websites
  - Extended distribution allows for greater scale and better organic Google visibility at a lower CPL

Clients

Vertical	% Billings	% Clients
Building Contractors	12.0%	11.3%
Legal Services	7.3%	5.7%
Auto Repair & Service	4.8%	5.1%
Dentists	4.2%	4.2%
Materials, Equipment & Supplies	4.0%	3.2%
Physicians & Surgeons	3.6%	3.3%
Home Repair & Maintenance	3.6%	4.0%
Heating & Air Conditioning Contractors	2.9%	2.2%
Financial Services	2.8%	2.9%
Pet & Animal Services	2.6%	2.8%
All Other	52.2%	55.2%

Product

Owned & Operated	*Extended Distribution*
yp, dexknows, superpages	yelp, YAHOO! LOCAL, CITYGRID, mapquest, MARCHEX, ONEPLANET, advice, SOLEO, RingPartner, ezlocal!
~35m Monthly Visits	*~335m Monthly Visits*

Thyrv IYP Cost Per Lead vs. Google[1]

Thryv IYP CPL Discount to Google CPL							
88%	*88%*	*91%*	*82%*	*90%*	*79%*	*72%*	*86%*



Est Google CPL[2]
YP IYP CPL
$178
$22
$147
$17
$103
$10
$80
$15
$207
$21
$87
$18
$56
$16
$127
$18
Attorneys
Dentists
Auto Repair & Service
Plumbers
Roofing Contractors
Air Conditioning Contractors & Systems
Pest Control Services
Electricians

Significantly more cost effective

- IYP offers an attractive value proposition
- High quality leads because consumers who search on IYPs are deep in the "purchase funnel" and are ready to buy
- Competitive relative cost per lead given niche, local-business focus

Google cost per lead (CPL) can be 5–10x higher than IYP

Source: Google, WordStream
1. Numbers represent a proxy using a blended average of Denver, Salt Lake City, Los Angeles, Raleigh, and San Antonio as the sample cities in May 2019.
2. Includes management fee of 50%-markup to Google wholesale CPL reflecting the typical vendor markup charged to the SMB client.

©2021 Thryv Holdings, Inc. All rights reserved.

thryv

14

Note: Visitors based on July 2020 through October 2020

 Organic Search Traffic  How Does IYP Generate Value For SMBs?  15  SEM Spend (TAC 1)  ESS Ad Spend (TAC)  SEM Driven IYP Traffic    Organic Traffic    Purchased Traffic    Leads Marketplace  Leads from ESS Spend  Leads From YP.com  Leads  Leads  TAC: Traffic Acquisition Costs  Enhanced Visibility On Major Search Engines  Direct Page Views  Partner Network  In 2020, Thryv was Yelp’s largest channel partner

 SaaS Product Overview  16  Fast Growing Local Business Management SoftwareThryv is an End-to-End Client Experience Platform

 Thryv vs. CompetitorsSaaS  17  We believe Thryv is the most comprehensive solution on the market and is tailored to work effectively for a diverse set of industry verticals.  Flexible technology stack leveraging proprietary code and best-of-breed 3rd party vendors

 Thryv Is The Category Leader Of An Early Stage But Rapidly Developing Market  18  Add-ons range from $99 to $10,000+ Note: Average pricing shown

COVID-19 Business Impact

Current Situation

Industry

Small business America will see impacts

Continue to position Thryv as **trusted SMB partner**

Grants issued via our Thryv Foundation

Thryv

Marketing Services **holding steady**

Print insulated by LT contracts

SaaS sales **accelerating** during pandemic

Financial

Anticipate relatively **minor impact** to overall financial performance in 2020

Cash collections monitored weekly and tracking to plan for 9M 2020 period

Expect significant **positive free cash flow** for 2020

©2021 Thryv Holdings, Inc. All rights reserved.

19

 20  Key Investment Highlights  3

 21  Key Investment Highlights  High Growth & Profitable Proprietary SaaS Platform  Predictable Print Industry With Significant Runway Despite Headwinds  Strong Free Cash Flow Generation With History Of Deleveraging  Attractive Accretive Acquisition  Flexible Cost Structure Supports Sustainable Margins   Experienced Management Team With Proven Track Record Of Execution   1  2  3  4  5  6

1

Predictable Print Industry With Significant Runway Despite Headwinds

- Local sales canvass generally close 60 to 90 days prior to publication
- Canvass lengths run from a few weeks up to multiple months
- Sales cycle 12–15 months
  - Provide protection in economic downturn

Sales canvass process allows for strong visibility into future revenues.

Percent of Expected Print Revenue Under Contract for Calendar Year 2021


50%
50%
Already Sold
To Be Sold

Note: As of November 2020

©2021 Thryv Holdings, Inc. All rights reserved.

22

1 Predictable Print Industry With Significant Runway Despite Headwinds



Revenue & Cost Per Printed Copy[1]
$8.62
84.2%
$1.36
2018
$9.66
86.3%
$1.32
2019
$9.43
87.1%
$1.21
9M 2020
% Margin Per Copy



Print Yellow Pages EBITDA Margins
44.6%
2018
45.4%
2019
46.5%
9M 2020

- Even as revenue per copy declines beyond 2019, cost per copy is expected to remain relatively stable
- Highly variable cost structure
  - ~87% variable margin per copy printed
  - Provides a long runway of highly profitable print operations
  - Profitability preserved as distribution scope is narrowed
- Management has decades of experience and a proven track record of optimizing the print business

1. Revenue and cost per copy reflect economics on books. Costs include paper, printing, and distribution for directories

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thryv

2 Flexible Cost Structure With Sustainable Margins

- Thryv has a highly variable cost structure which enables management to balance profitability with investment in SaaS
- Since the YP acquisition, Thryv has been able to expand margins
- Management believes it can continue generating strong EBITDA margins for many years (even while investing in SaaS)
  - Competitors' financial performance demonstrates that high margins are achievable in this industry even at much smaller scale (closest competitors generate higher margins despite being roughly one-fourth the size of Thryv)
  - There is no structural difference between Thryv's business and competitors' businesses (except SaaS)
  - Thryv generates lower margins than certain peers (despite much greater scale) due to conscious investment in SaaS

Thryv Historical Margin Expansion



25.0%
24.7%
31.3%
33.9%
35.0%
$2,801
$2,309
$1,784
$1,421
$1,208
FY 2016 1, 2
FY 2017 1, 2
FY 2018
FY 2019
LTM Q3'20
Revenue
Adj EBITDA Margin

Long Runway for Continued Strong Margins



39.9%
46.8%
EBITDA Margin
yp.ca
sensis
$274
$247
LTM Q2'20
FY 2020
Revenue

1. Not adjusted for ASC 606
2. Pro forma for YP acquisition that occurred on June 30, 2017

Note: For non-GAAP reconciliation please see Appendix
Source: Public Filings, Moody's Credit Reports, S&P Credit Reports

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©2021 Thryv Holdings, Inc. All rights reserved.

thryv

 25        Resilient Cash Flows Amidst Global Pandemic  Despite the economic shutdown and uncertainty caused by COVID-19, monthly free cash flow remained strong as a result of the geographic and industry diversity of the Company’s customer base and highly variable cost structureConsistent cash flow generation in the first nine months of 2020Two months of negative cash flow due to timing of select annual contract payments, pension contributions, bonuses and quarterly interest payments paid in January 2020 and April 2020  2

3 High Growth & Profitable Proprietary SaaS Services



Quarterly Billings ($MM)
(FY2016 – FY2020)
$3
$7
$11
$14
$16
$18
$19
$22
$25
$28
$30
$33
$34
$34
$34
$34
$33
$31
$35
Q1-16 Q2-16 Q3-16 Q4-16 Q1-17 Q2-17 Q3-17 Q4-17 Q1-18 Q2-18 Q3-18 Q4-18 Q1-19 Q2-19 Q3-19 Q4-19 Q1-20 Q2-20 Q3-20 Q4-20E

Realization of steady growth in quarterly SaaS billings

- Market migration towards cloud services
- Established customer base that we believe is ripe for upselling
  - Only ~10% of legacy customers have converted thus far
- ~40% CAGR (2016-2020E)
- Strategically positioned to resume growth
  - Brief period of stagnation driven by decision to introduce (then discontinue) introductory level offerings at low prices
  - Discontinuation of low price offerings has resulted in ARPU expansion and stabilization of base
  - Q3'20 represents an inflection point as billings have resumed growth

©2021 Thryv Holdings, Inc. All rights reserved.

thryv

26

Note: Actual billings from Q1 2016 to Q3 2020

 27  3  Mix shift towards upmarket SaaS clients driving higher engagement and lower churn  High Growth & Profitable Proprietary SaaS Services

 28  3  Despite its recent launch, Thryv has achieved comparable scale to more established and higher profile competitors.  Note (a): Thryv clients presented as of Q2 2020Note (b): Peer information is based on publicly available informationNote (c): Horizontal axis reflects years since launch; vertical axis reflects number of current subscribers based on recent publicly available information  High Growth & Profitable Proprietary SaaS Services  10 Years  8 Years  19 Years  5 Years  14 Years  19 Years  6 Years

4 Strong Free Cash Flow Generation With History Of Deleveraging

All Data In US$ In Millions



Cumulative Free Cash Flow [1]
$476
$796
$1,040
$1,198
FY2017 [2]
FY2018
FY2019
9M 2020

- Significant free cash flow generation provides company with the flexibility to prudently manage business
- Capital structure managed through emphasis on use of free cash flow towards debt repayment
- Since 2017, the company has generated cumulative free cash flow of $1.2 billion through Q3'20
- Free Cash Flow as a % of Net Revenue consistently in high-teen % range

1. Free Cash Flow, a non-GAAP measure, is defined as net cash provided by operating activities less cash expenditures for additions to fixed assets and capitalized software. See reconciliation of Free Cash Flow to its most directly comparable GAAP measure in the Appendix
2. Pro forma for YP acquisition that occurred on June 30, 2017

29

©2021 Thryv Holdings, Inc. All rights reserved.

4 Strong Free Cash Flow Generation With History Of Deleveraging



Historical Net Debt & Leverage Ratio ($ MM)
0.93x
1.58x
0.87x
1.70x
1.41x
Debt Payments
YP Acquisition
($453)
Stock buyback
($411)
$340
$965
$512
$995
$584
Pre-YP (Jun-17)
Actual (Jun-17 w/ YP)
Actual (Dec-18)
Pro Forma (Dec-18)
Actual (Sep-20)

- Thryv has a history of responsibly using its excess balance sheet capacity to pursue strategic actions for the benefit of its stakeholders
  - In December 2016, entered into an ABL revolving credit facility to reduce cost of capital
  - In June 2017, executed the transformative and highly synergistic acquisition of YP Holdings
  - In December 2018, recapitalized the balance sheet to fund a buyback of the Company's equity
- Whenever the Company elects to bring leverage up in connection with a transaction, management's focus is on deleveraging quickly thereafter

Thryv has repaid ~$1 billion of debt since 2016

©2021 Thryv Holdings, Inc. All rights reserved.

30

Note: Net Leverage as defined in the Thryv Inc. Credit Agreement

5

Attractive Accretive Acquisition

Sensis Acquisition Overview

Proposed Transaction	
Transaction Structure & Considerations	• Total Value of AU$ 260 million (Approx. US$ 195 million), on a cash free, debt free basis[1]
Management	• John Allan (current CEO of Sensis) will remain as country manager and report to Joe Walsh
Remaining Process Milestones	• Finalization of purchase agreement • Completion of debt financing

Company Overview

Sensis is a leading provider of digital and print directories, digital marketing services, information management and data services to more than 130,000 businesses in Australia.

Headquartered in Melbourne with 600 employees, and sales presence in all states and territories.

Annual Net Revenue

AU$ 343 million (US$ 247 million) for fiscal year ended June 2020

Adjusted EBITDA

AU$ 161 million (US$ 116 million); margin 47% for fiscal year ended June 2020 (AU$ 162 million or US$ 107 million[2] for LTM ended September 30, 2020)

Note: U.S. and Australia equivalents as of 6/30/2020 (Converted to USD utilizing spot AUD / USD exchange rate of 0.72)
1. Based on AUD / USD exchange rate of 0.75; subject to customary purchase price adjustments
2. Converted to USD utilizing monthly average AUD / USD exchange rate of 0.66

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thryv

5 Attractive Accretive Acquisition

Selected Highlights:

- Strong business overlap
- White Pages represents stickier customer base than Print Yellow Pages
- Opportunity to sell SaaS products and platform internationally

Products & Services:

- Approx. 6.4 million print directories in circulation into ~60% of Australian households
- Digital directory platforms with approx. 6 million unique visitors per month
- Presence management tools with 13,000 locations
- Data Solution business with over 250 customers and data on 13 million consumers

Parent Company	sensis			
	yellow		white pages	
Divisions	Yellow		White Pages	Sensis Data Solutions
Business Units	Directories & Digital Platforms	Digital Marketing Services	Directories & Digital Platforms	Data Services
Products & Services	Digital Directories; Print Directory; SMB Platform (PocketOffice); Navigation & Directory	yellow; found digital; SEO; SEM; Websites; Social Ads; Digital Display	Digital Directory; Print Directory; White Pages Connect	sensis Data Solutions
Revenue [1]	AU$166m	AU$65m	AU$111m	~ AU$7m
Total [2]	AU$343m			

Source: FY June 2020 Financial Reports.
1. Gross revenue (before deducting customer credits)
2. Net of Yellow Pages and White Pages Claims

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©2021 Thryv Holdings, Inc. All rights reserved.

thryv

5 Attractive Accretive Acquisition

Sensis Transaction Rationale

Expands Thryv Internationally

Provides access to market of **130k** SMBs

Less highly-penetrated market than U.S.

Simple Integration

Sensis is already a well-run asset with **mid 40's%** margins

English-speaking country

Australian business is substantially similar to Thryv's Marketing Services business

Favorable purchase price of approximately **1.6x** FY2020 EBITDA based on Audited Financials

Initial cost savings of **AU$10 million**

Significant revenue synergy opportunity from SaaS cross-sell (upside from Thryv's investment case model that assumes only modest benefits)

33
©2021 Thryv Holdings, Inc. All rights reserved.

thryv

6 Experienced Management With Proven Track Record Of Execution

Accomplishments

- Transformed Yellowbook (now Hibu) from a small telephone directory publisher to nation's premier provider of SMB solutions
  - Grew revenue from $38 million to $2 billion
  - Led sale of Yellowbook to BT in 1999 for $665 million
- Led turn around of Cambium, an educational technology company, increasing share price from ~$0.70 to greater than $14.50
- Generated 2x increase in enterprise value at Apple and Eve, resulting in successful sale to Lassonde Industries
- Transformed Deluxe Corp into a provider of internet marketing services for 700K+ SMBs
- Successfully integrated YP Holdings and increased company's EBITDA margins by ~20 points
- Rapidly grew Thryv and Thryv Marketing revenue from inception to $137 million in less than five years
- Historical track record of achieving or exceeding targets for EBITDA generation and deleveraging
- Successfully executed Direct Listing on NASDAQ exchange



JOE WALSH

Chief Executive Officer & President

- CEO since October 2014
- Previously, served as CEO and chairman of Walsh Partners
- Prior President and CEO of Yellowbook
- Co-founded IYP Publishing and served as vice president of sales at DataNational until joining Yellowbook in 1987



GORDON HENRY

Chief Strategy Officer

- Previously was the vice president and general manager at Deluxe Corp
- Chief marketing officer for Yellowbook
- Received his Bachelor of Arts from Yale University and his MBA from the Wharton School at the University of Pennsylvania



PAUL ROUSE

Chief Financial Officer

- Previously was the Chief Financial Officer for Apple and Eve
- Prior to Apple and Eve, Paul was the vice president of finance, corporate and business development and treasurer of Yellowbook
- Began his career at JP Morgan in international internal audit and at Ernst & Young in public accounting



KJ CHRISTOPHER

Assistant Vice President – Investor Relations, Treasury & Tax

- Previously was a Director at PwC leading teams on multi-million dollar engagements
- KJ has twenty years of experience in finance, tax, M&A in the technology, financial services and consumer markets industries

©2021 Thryv Holdings, Inc. All rights reserved.

34

 35  Financial Overview  4

Thryv Historical Financials – Marketing Services Net Revenue

All Data In US$ In Millions


Total Net Revenue – Marketing Services
$1,660
$152
$329
$799
$380
$1,293
$115
$232
$606
$339
$1,080
$92
$184
$510
$294
FY2018
FY2019
LTM Q3'20
IYP
Print
SEM
Other


October 2020 vs. 2019 YP Organic Traffic by Vertical
4%
15%
28%
12%
(5.0%)
29%
7%
Attorneys
Auto Services
Home Services
Insurance
Medical Services
Pet Services
Non Core

Marketing Services segment declining due to industry headwinds in Print and increased competition in Digital

- Print remains strong within target demographic
- IYP is a highly profitable and unique digital asset, which management is working to stabilize
  - Traffic has already rebounded and is posting year-over-year growth in September and October across the Thryv IYP platforms
- SEM is a highly competitive service with low margins. Thryv provides the service, but it is not an emphasis for management

Focus on maintaining profitability, extracting maximum cash flow, and migrating users onto Thryv

- Expected to result in stickier and more recurring revenue streams

©2021 Thryv Holdings, Inc. All rights reserved.

thryv

36

Thryv Historical Financials – SaaS Net Revenue

All Data In US$ In Millions


Total Net Revenue – SaaS
~40% CAGR FY16 – LTM 9/30/20
$35
$75
$125
$129
$127
FY2016
FY2017
FY2018
FY2019
LTM Q3'20

- SaaS segment growing rapidly due to industry tailwinds and product innovation
- Recurring revenue stream with increasing penetration of an underpenetrated TAM
- Some fluctuation in 2019 driven by strategic move to introduce lower-priced SaaS products. However, these products have since been discontinued
  - The impact of these strategic shifts was felt in 2020 as the lower-value Thryv units remain in the subscriber base (though are a decreasing share each month)
  - As these lower-value units decline and Thryv sells higher value units, churn has been stabilizing and ARPU has risen throughout 2020
  - SaaS revenue grew low single digits in Q3. Management publicly guided to SaaS revenue growth in Q4
  - Positive momentum is being built in 2021 and beyond

©2021 Thryv Holdings, Inc. All rights reserved.

thryv

37

 Thryv Historical Financials − Adjusted EBITDA 1All Data In US$ In Millions  38  Print and IYP business’s high, sustained Adjusted EBITDA margins, driven through variable cost structure of the businessSaaS business benefits from a combination of shifted focus to uptier clients and scaling of operationsCommoditized SEM business largely shifting towards proprietary Thryv Marketing platform  Marketing Services  25.8%  35.8%  36.3%  38.1%  SaaS  (9.0%)  (5.6%)  9.5%  8.9%  Thryv Inc.  24.7%  31.3%  33.9%  35.0%  Adjusted EBITDA Margin  2, 3  Adjusted EBITDA is a non-GAAP measure. See reconciliation of Adjusted EBITDA to its most directly comparable GAAP measure in the AppendixNot adjusted for ASC 606Pro forma for YP acquisition that occurred on June 30, 2017

Sensis Financial Overview

- Revenue trends in-line with industry, with White Pages outperforming Print Yellow Pages
- Higher Adjusted EBITDA margins in-line with industry trends
- Low capital expenditure supports significant free cash flow generation



Net Revenue
$347
$7
$41
$105
$193
$282
$7
$46
$86
$145
$247
$5
$47
$76
$120
2018
2019
2020
Other
Digital Marketing Services [1]
White Pages
Yellow Pages



% of Net Revenue
$154
44.3%
$128
45.3%
$116
46.8%
2018
2019
2020
Adjusted EBITDA [2]



$11
$3
$2
2018
2019
2020
Capital Expenditures

Note: FYE June 30. Net Revenues inclusive of Yellow Pages and White Pages Claims and does not total gross segment revenues; Financial metrics converted to USD on a historical basis

1. Digital Marketing Services includes SEM, SEO, Websites, Social Advertising and Digital Display
2. Adjusted EBITDA is EBITDA excluding redundancy costs, restructuring costs and sponsor related expenses. Adjusted EBITDA is a non-GAAP measure. See reconciliation of Adjusted EBITDA to its most directly comparable GAAP measure in the Appendix

©2021 Thryv Holdings, Inc. All rights reserved.

39

40  Appendix  5

 Thryv Adjusted EBITDA ReconciliationAll Data In US$ In Millions  41  Not adjusted for ASC 606Pro forma for YP acquisition that occurred on June 30, 2017

 Thryv Key Credit SummaryAll Data In US$ In Millions  42  Not adjusted for ASC 606Includes pro forma impact of YP acquisition that occurred on June 30, 2017Adj. EBITDA as a % of total net revenue

 Sensis Adjusted EBITDA ReconciliationAll Data In US$ In Millions  43  Note: Financials converted to USD based on historical exchange ratesSource: PwC QoE and Due Diligence Report as of December 21, 2020; Sensis Audited Financial Statements; Sensis Management

 Sensis Key Credit SummaryAll Data In US$ In Millions  44  Note: Financials converted to USD based on historical exchange ratesSource: PwC QoE and Due Diligence Report as of December 21, 2020; Sensis Audited Financial Statements; Sensis Management

 45  Quarterly Billings vs. Reported Revenue

 Organizational Structure  46  Note: Pro forma for Sensis acquisition  Thryv, Inc.(Delaware)  Thryv International Holding, LLC (Delaware)  Thryv Holdings, Inc. (Delaware)(NASDAQ: THRY)  Thryv Small Business Foundation(Delaware)  Thryv Australia Pty Ltd (Australia)  Thryv Parabolica Limited (Malta)       81.66%  18.34%  Thryv International Treasury Limited (Malta)     Thryv Becketts Limited (Malta)  Sole Member  LEGEND          Corporation/LLC/Partnership  Disregarded Entity  Wholly Owned (100%)  Partially Owned (as specified)  Sensis Pty Ltd(Australia)